Exhibit 10.5
EXECUTION COPY
SECOND AMENDMENT
Dated as of May 30, 2008
to
SERIES A PREFERRED STOCK PURCHASE AGREEMENT
DATED AS OF MARCH 14, 2007
     THIS SECOND AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT (this “Amendment”) is entered into as of this 30th day of May, 2008 among XStream Systems, Inc., a Delaware corporation (“Company”), the investors identified as “Third Closing Investors” on Appendix I-C hereto.
WITNESSETH:
     WHEREAS, the Company is a party to a certain Series A Preferred Stock Purchase Agreement dated as of March 14, 2007, as amended by a First Amendment dated as of December 19, 2007 (as so amended, the “Series A Preferred Stock Purchase Agreement”), which it desires to amend further in order to provide for, among other things, (i) an amendment of the terms of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock (as those terms are defined in the Series A Preferred Stock Purchase Agreement) of the Company, (ii) the issuance, as provided herein, of additional shares of Series B Preferred Stock, along with warrants to purchase common stock of the Company, to the Third Closing Investors and (iii) the possible issuance, as provided herein, of additional shares of Series C Preferred Stock of the Company, along with warrants to purchase common stock of the Company, to the Third Closing Investors;
     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties to this Amendment hereby agree as follows:
     1. Amendments to the Series A Preferred Stock Purchase Agreement. The Series A Preferred Stock Purchase Agreement shall be amended as follows:
     (a) Section 1.1 (Definitions) of the Series A Preferred Stock Purchase Agreement shall be amended as follows:
     (i) to amend the existing definitions of the terms “Equity Participation Investor,” “Investors,” “Pro Rata Share,” “Series B Warrant Agreement” and “Series C Warrant Agreement” to read in their entirety as follows:
     “Equity Participation Investor” means (i) each Second Closing Investor for whom “Cash” or “Notes” is specified opposite such Second Closing Investor’s name in the column labeled “Form of Consideration” on Appendix I-B to the First Amendment as the form of consideration to be used to pay the amount of the purchase price set forth opposite such Second Closing Investor’s name in the column labeled “Purchase Price for Series B Units to be purchased at Second Closing” on such Appendix I-B and (ii) each Third Closing Investor.

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     “Investors” means the First Closing Investors, the Second Closing Investors and the Third Closing Investors.
     “Pro Rata Share” means (i) with respect to a Second Closing Investor, the result obtained by dividing the number of Series B Units purchased by such Second Closing Investor by the aggregate number of Series B Units purchased by all Second Closing Investors and all Third Closing Investors and (ii) with respect to a Third Closing Investor, the result obtained by dividing the number of Series B Units purchased by such Third Closing Investor by the aggregate number of Series B Units purchased by all Second Closing Investors and all Third Closing Investors.
     “Series B Warrant Agreement” means the Series B Warrant Agreement dated as of December 19, 2007, as amended.
     “Series C Warrant Agreement” means the Series B Warrant Agreement dated as of December 19, 2007, as amended.
     (ii) to add the following definitions:
     “Equity Call Right” has the meaning set forth in Section 2.1(c).
     “Securityholders Agreement Amendment” means the amendment to the Amended and Restated Shareholders Agreement in the form attached as Exhibit K-1.
     “Series A Designations Amendment” means the amendment to the Series A Certificate of Designations, substantially in the form attached as Exhibit A-4.
     “Series B Designations Amendment” means the amendment to the Series B Certificate of Designations, substantially in the form attached as Exhibit A-5.
     “Series C Designations Amendment” means the amendment to the Series C Certificate of Designations, substantially in the form attached as Exhibit A-6.
     “Series B Warrant Amendment” means the Amendment dated as of the Third Closing Date in substantially the form attached hereto as Exhibit I-1.
     “Series C Warrant Amendment” means the Amendment dated as of the Third Closing Date in substantially the form attached hereto as Exhibit J-1.
     (b) Section 2.1 (Authorization of Preferred Shares) of the Series A Preferred Stock Purchase Agreement shall be amended (i) to amend and restate existing subsections (b) and (c) thereof and (ii) to add subsections (e) and (f) thereto as follows:
     (b) Prior to the Second Closing, the Company authorized (i) the issuance and sale to the Second Closing Investors of an aggregate of up to 1,450,000 Series B Preferred Shares having the rights and preferences set forth in

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the Series B Certificate of Designations, (ii) the reservation for issuance of an additional 1,450,000 shares of Common Stock upon conversion or redemption of the Series B Preferred Shares issued in connection with the Second Closing and (iii) the reservation for issuance of an additional 7,250,000 shares of Common Stock upon exercise of the Series B Warrants issued in connection with the Second Closing.
     (c) Prior to the Second Closing, the Company authorized (i) the issuance and sale of an aggregate of up to 1,000,000 Series C Preferred Shares having the rights and preferences set forth in the Series C Certificate of Designations in connection with the exercise by the Equity Participation Investors of their rights under Section 3.5 (the “Equity Call Right”), (ii) the reservation for issuance of an additional 1,000,000 shares of Common Stock upon conversion or redemption of the Series C Preferred Shares issued upon exercise of the Equity Call Right and (iii) the reservation for issuance of an additional 5,000,000 shares of Common Stock upon exercise of the Series C Warrants issued upon exercise of the Equity Call Right.
     (e) Prior to the Third Closing, the Company shall authorize (i) the issuance and sale to the Third Closing Investors of an aggregate of up to 350,000 Series B Preferred Shares having the rights and preferences set forth in the Amended and Restated Series B Certificate of Designations, (ii) the reservation for issuance of an additional 350,000 shares of Common Stock upon conversion or redemption of such Series B Preferred Shares issued in connection with the Third Closing and (iii) the reservation for issuance of an additional 1,750,000 shares of Common Stock upon exercise of the Series B Warrants issued in connection with the Third Closing.
     (f) Prior to the Third Closing, the Company shall authorize (i) the issuance and sale of an aggregate of up to 1,350,000 Series C Preferred Shares having the rights and preferences set forth in the Series C Certificate of Designations in connection with the exercise by the Equity Participation Investors of their rights under Section 3.5, (ii) the reservation for issuance of an aggregate of 1,350,000 shares of Common Stock upon conversion or redemption of the Series C Preferred Shares issued upon exercise of the Equity Call Right and (iii) the reservation for issuance of an aggregate of 6,750,000 shares of Common Stock upon exercise of the Series C Warrants issued upon exercise of the Equity Call Right .
     (c) Section 2.2 (Purchase and Sale of Preferred Shares) of the Series A Preferred Stock Purchase Agreement shall be amended (i) to amend and restate existing subsection (b) thereof and (ii) to add subsection (c) thereto, as follows:
     (b) Subject to the terms and the conditions set forth herein, and in reliance upon the representations and warranties of the Company and the Second Closing Investors set forth herein or in any certificate or other document delivered pursuant hereto, the Company issued, sold and delivered to each Second Closing

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Investor, free and clear of all Liens (except as set forth in the Registration Rights Agreement and the Shareholders Agreement), and each Second Closing Investor purchased at the Second Closing, the number of Series B Units set opposite such Second Closing Investor’s name in the column labeled “Series B Units to be purchased at the Second Closing” on Appendix I-B from the Company at a purchase price of $3.00 per Series B Unit, subject to the limitation set forth in Section 2.5 with respect to the Debenture Holder Investors. The Series B Preferred Shares shall accrue dividends from the date of issuance.
     (c) Subject to the terms and the conditions set forth herein, and in reliance upon the representations and warranties of the Company and the Third Closing Investors set forth herein or in any certificate or other document delivered pursuant hereto, the Company shall issue, sell and deliver to each Third Closing Investor, free and clear of all Liens (except as set forth in the Registration Rights Agreement and the Shareholders Agreement), and each Third Closing Investor shall purchase at the Third Closing, the number of Series B Units set opposite such Third Closing Investor’s name in the column labeled “Series B Units to be purchased at the Third Closing” on Appendix I-C from the Company at a purchase price of $3.00 per Series B Unit. The Series B Preferred Shares shall accrue dividends from the date of issuance.
     (d) Section 2.3 (Closings) of the Series A Preferred Stock Purchase Agreement shall be amended (i) to amend and restate existing subsection (b) thereof and (ii) to add subsection (c) thereto, as follows:
     (b) The second closing took place at the offices of Blank Rome LLP, 1200 North Federal Highway — Suite 417, Boca Raton, Florida at 10:00 a.m., local time, on December 19, 2007 (the “Second Closing”). The time and date on which the Second Closing was held is sometimes referred to herein as the “Second Closing Date.”
     (c) The third closing shall take place at the offices of Greenberg Traurig, P.A., 5100 Town Center Circle, Suite 400, Boca Raton, Florida at 10:00 a.m., local time, on May 30, 2008, or at such other place or time or on such other date as shall be agreed to by the Company and the Third Closing Investors (the “Third Closing”). The time and date on which the Third Closing is actually held is sometimes referred to herein as the “Third Closing Date.”
     (e) Section 2.4 (Delivery of Securities; Payment of Purchase Price) of the Series A Preferred Stock Purchase Agreement shall be amended (i) to amend and restate existing subsection (b) thereof and (ii) to add subsection (c) thereto, as follows:
     (b) Subject to satisfaction or waiver of the conditions set forth in Article IV, at the Second Closing, the Company issued and delivered to each Second Closing Investor purchasing Series B Units, free and clear of all Liens (except as set forth in the Registration Rights Agreement and the Shareholders Agreement), (i) a stock certificate, duly executed by the Company and registered

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in the Company’s stock ledger in the name of such Second Closing Investor or such Second Closing Investor’s nominee, evidencing all of the Series B Preferred Shares purchased by such Second Closing Investor at the Second Closing and (ii) a warrant certificate, duly executed by the Company and registered in the Company’s ledger in the name of such Second Closing Investor or such Second Closing Investor’s nominee, evidencing all of the Series B Warrants purchased by such Second Closing Investor at the Second Closing. Subject to satisfaction or waiver of the conditions set forth in Article III, as payment in full for the Series B Units purchased by a Second Closing Investor at the Second Closing under this Agreement, and against delivery of the stock and warrant certificates therefor as described in this subparagraph (b), such Second Closing Investor delivered at the Second Closing the amount set opposite such Investor’s name in the column labeled “Purchase Price for Series B Units to be purchased at the Second Closing” on Appendix I-B hereto to the account of the Company by wire transfer of immediately payable funds, check or, if “Debentures” or “Notes” is the form of consideration specified in the column labeled “Form of Consideration” on Appendix I-B hereto, cancellation of outstanding debentures or promissory notes issued by the Company (the sum of such amounts being referred to as the “Second Purchase Price”).
     (c) Subject to satisfaction or waiver of the conditions set forth in Article IV, at the Third Closing, the Company shall issue and deliver to each Third Closing Investor purchasing Series B Units, free and clear of all Liens (except as set forth in the Registration Rights Agreement and the Shareholders Agreement), (i) a stock certificate, duly executed by the Company and registered in the Company’s stock ledger in the name of such Third Closing Investor or such Third Closing Investor’s nominee, evidencing all of the Series B Preferred Shares being purchased by such Third Closing Investor at the Third Closing and (ii) a warrant certificate, duly executed by the Company and registered in the Company’s ledger in the name of such Third Closing Investor or such Third Closing Investor’s nominee, evidencing all of the Series B Warrants being purchased by such Third Closing Investor at the Third Closing. Subject to satisfaction or waiver of the conditions set forth in Article III, as payment in full for the Series B Units being purchased by a Third Closing Investor at the Third Closing under this Agreement, and against delivery of the stock and warrant certificates therefor as described in this subparagraph (c), such Third Closing Investor shall deliver at the Third Closing the amount set opposite such Investor’s name in the column labeled “Purchase Price for Series B Units to be purchased at the Third Closing” on Appendix I-C hereto to the account of the Company by wire transfer of immediately payable funds (the “Third Purchase Price”).
     (f) Section 3.2A shall be added to the Series A Preferred Stock Purchase Agreement as follows:
     3.2A Third Closing. The obligation of a Third Closing Investor to purchase Series B Units at the Third Closing is subject to the fulfillment to the

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satisfaction of such Third Closing Investor, at or prior to the Third Closing of each of the following conditions:
     (a) Each of the representations and warranties of the Company contained in Article VII (other than Section 7.25 (Projections), which is hereby excluded) shall be true, correct and complete in all material respects on and as of the Third Closing Date as though then made, except for (i) such representations and warranties which expressly speak as of a certain date, which representations and warranties shall be true, correct and complete in all material respects as of the date specified and (ii) for purposes of the representations and warranties contained in Sections 7.5, 7.6, 7.7 and 7.8, the date of the Latest Balance Sheet shall be deemed to be March 31, 2008 (the date of the most recent unaudited financial statements provided to the Third Closing Investors);
     (b) All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to, or in connection with, the Third Closing Date shall have been performed or complied with;
     (c) No Event of Noncompliance (as defined in Series A Certificate of Designations), or event which with notice or lapse of time or both would constitute such an event, shall have occurred;
     (d) Since March 31, 2008 (the date of the most recent unaudited financial statements provided to the Third Closing Investors), there shall not have been any effect, change or development that, individually or in the aggregate with such other effects, changes or developments, has had, or could reasonably be expected to have, a Material Adverse Effect;
     (e) The Company shall have delivered to Sidley Austin LLP each of the following:
     (i) copy of the Certificate of Incorporation, as amended, certified as of a recent date by the Secretary of State of Delaware, including evidence of the filing of the Series A Designations Amendment relating to the Series A Preferred Stock, the Series B Designations Amendment relating to the Series B Preferred Stock and the Series C Designations Amendment relating to the Series C Preferred Stock;
     (ii) certificates of good standing and certificate of status of the Company, as applicable, issued as of a recent date by the Secretaries of State of Delaware and Florida;
     (iii) certificate of the Chief Executive Officer or the President of the Company, dated the Third Closing Date, to the effect that the conditions specified in Sections 3.2A(a) through 3.2A(d) have been satisfied fully;

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     (iv) certificate of the Secretary or an Assistant Secretary of the Company, dated the Third Closing Date, in form and substance reasonably satisfactory to Sidley Austin LLP, as to: (1) no amendments to the Certificate of Incorporation since the date of certification referenced in subparagraph (i) above; (2) the By-laws; (3) the resolutions duly adopted by the Board and shareholders authorizing and approving, as appropriate, the execution, delivery and performance of this Agreement and each of the Transaction Documents to which the Company is a party and the transactions contemplated hereby and thereby, including the authorization, issuance, sale and delivery of the Series B Units and the Series C Units and the reservation for issuance of the Conversion Common Shares; and (4) complete and accurate copies of the Series B Warrant Agreement, the Series C Warrant Agreement, the Amended and Restated Shareholders Agreement and the Registration Rights Agreement;
     (v) stock certificates, duly executed by the Company and registered in the names of the Third Closing Investors (or their nominees) for the respective number of Series B Preferred Shares set forth on Appendix I-C;
     (vi) its executed counterpart to this Amendment;
     (vii) executed copies of each of the Series B Warrant Amendment and the Series C Warrant Amendment;
     (viii) the Warrant Certificates (as defined in the Series B Warrant Agreement), duly executed by the Company and registered in the names of the Third Closing Investors (or their nominees) for the respective number of Warrants set forth on Appendix I-C;
     (ix) its executed counterpart to the Securityholders Agreement Amendment;
     (x) satisfactory evidence that this Amendment, the Series A Designations Amendment, the Series B Designations Amendment, the Series C Designations Amendment, the Series B Warrant Amendment, the Series C Warrant Amendment and the Securityholders Agreement Amendment have been approved as required by law, the Company’s charter documents and, in cases of amendments to agreements, the provisions of the underlying agreements;
     (xi) if a Third Closing Investor is not currently a party to the Amended and Restated Shareholders Agreement and the Registration Rights Agreement, a joinder agreement providing that such Third Closing Investor shall be a party to such agreements, signed by the Company;

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     (xii) legal opinion of Greenberg Traurig. P.A., counsel for the Company, dated the Third Closing Date, addressed to the Third Closing Investors and substantially in the form attached hereto as Exhibit M; and
     (xii) such other documents, instruments, approvals or opinions relating to the transactions contemplated by this Agreement as the Third Closing Investors or Sidley Austin LLP may reasonably request.
     (g) Sections 3.3 (Waiver) and 3.5 (Equity Participation Right) of the Series A Preferred Stock Purchase Agreement shall be amended to read in their entirety as follows:
     3.3 Waiver. (a) Any condition specified in this Article III may be waived by an Investor if consented to in writing by such Investor; provided, however, that in the event that an Investor declines to waive a condition specified in this Article III (a “Non-Participating Investor”), the Company and the remaining Investors may elect to proceed with the First Closing, the Second Closing or the Third Closing, as the case may be, with the aggregate number of Series A Preferred Shares purchased and sold on the First Closing Date, the aggregate number of Series B Units to be purchased and sold on the Second Closing Date or the aggregate number of Series B Units to be purchased and sold on the Third Closing Date, as the case may be, being reduced by the number of Series A Preferred Shares or Series B Units that otherwise would have been purchased by the Non-Participating Investor, as set forth on Appendix I-A, Appendix I-B or Appendix I-C, as the case may be; provided that the remaining Investors may, in their sole discretion, elect to purchase, pro rata or otherwise, the Series A Preferred Shares or Series B Units, as the case may be, that otherwise would have been purchased by the Non-Participating Investor; and the Non-Participating Investor shall be deemed removed from this Agreement and all other Transaction Agreements, if such non-participation occurs at the First Closing, the Non-Participating Investor shall be deemed removed from the Second Closing, if such non-participation only occurs at the Second Closing, and the Non-Participating Investor shall be deemed removed from the Third Closing, if such non-participation only occurs at the Third Closing.
     (b) In the event that (i) either or both of the conditions specified in Sections 3.1(a) or 3.1(b) is waived in writing by an Investor in connection with the First Closing, (ii) either or both of the conditions specified in Sections 3.2(a) or 3.2(b) is waived in writing by an Investor in connection with the Second Closing, or (iii) either or both of the conditions specified in Sections 3.2A(a) or 3.2A(b) is waived in writing by an Investor in connection with the Third Closing, such waiver shall serve as a waiver of such Investor’s (but not any other Investor’s) rights or remedies against the Company for any claims or losses based solely on such waived condition not being satisfied at the applicable Closing, but shall not constitute a waiver by such Investor of any rights or remedies accruing to such Investor thereafter.

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     3.5 Equity Participation Right. (a) During the period from December 19, 2007 until (and including) October 19, 2008 (the “Equity Participation Period”), each Equity Participation Investor shall have the right (but not the obligation) to purchase from time to time during the Equity Participation Period up to such Equity Participation Investor’s Pro Rata Share of up to 1,350,000 Series C Units at a purchase price of $3.00 per Series C Unit. If an Equity Participation Investor shall desire to exercise the right granted by this Section 3.5, such Equity Participation Investor shall notify the Company in writing of such exercise within the Equity Participation Period, which notice (an “Exercise Notice”) shall specify the number of Series C Units that such Equity Participation Investor intends to purchase and the name(s) in which the securities constituting the Series C Units are to be issued. Each Equity Participation Investor who submits an Exercise Notice to the Company in accordance with this Section 3.5(a) is referred to herein as a “Series C Purchaser.”
     (b) In the event that the Company receives one or more Exercise Notices during a calendar month, it shall schedule a closing for the purchase and sale of all Series C Units covered by such Exercise Notices as of the first business day of the month immediately following the receipt of such notices or on such other date as the Series C Purchasers who sent such Exercise Notices and the Company shall mutually agree (each such date, an “Equity Participation Closing”). The Company shall not be obligated to schedule more than one Equity Participation Closing in any calendar month. At each such scheduled Equity Participation Closing:
     (i) the Company shall issue and deliver to each Series C Purchaser (x) a certificate for the number of shares of Series C Preferred Stock purchased by such Series C Purchaser, issued as directed by such Series C Purchaser, and a certificate for the number of Series C Warrants purchased by such Series C Purchaser, issued as directed by the Series C Purchaser, (y) a certificate of the Secretary, or an assistant secretary, of the Company substantially in the form of the certificate described in Section 3.2A(e)(iv), but dated as of the date of such Equity Participation Closing of the issuance of such Series C Units, and (z) an opinion of Greenberg Traurig, P.A. substantially similar to the form of the opinion attached hereto as Exhibit M, but revised to address the issuance of the Series C Units; and
     (ii) each Series C Purchaser shall deliver the purchase price for the Series C Units to be purchased by such Series C Purchaser at such Equity Participation Closing.
     (h) Section 4.2A shall be added to the Series A Preferred Stock Purchase Agreement as follows:
          4.2A Third Closing. The obligation of the Company to issue, sell and deliver the Series B Preferred Shares at the Third Closing is subject to the

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fulfillment to the reasonable satisfaction of the Company at or prior to the Third Closing of the following conditions:
          (a) The Third Closing Investors shall have delivered the Third Purchase Price in accordance with Section 2.4(c);
          (b) Each Third Closing Investor shall have delivered its executed counterpart signature page to this Amendment;
          (c) If a Third Closing Investor is not a party to the Amended and Restated Shareholders Agreement, a joinder agreement to that agreement executed by such Third Closing Investor;
          (d) If a Third Closing Investor is not a party to the Registration Rights Agreement, a joinder agreement to that agreement executed by such Third Closing Investor;
          (e) Each of the representations and warranties of the Investors contained in Article VIII shall be true, correct and complete in all material respects on and as of the Third Closing Date as though then made, except for such representations and warranties which expressly speak as of a certain date, which representations and warranties shall be true, correct and complete in all material respects as of the date specified.
     (i) Section 5.1(a)(iii) (Financial Statements and Other Information) of the Series A Preferred Stock Purchase Agreement shall be amended to read in its entirety as follows:
     (iii) as soon as available but in any event within 90 days after the end of each fiscal year, audited statements of income and cash flows of the Company for such fiscal year, and an audited balance sheet of the Company as of the end of such fiscal year prepared in accordance with GAAP, and accompanied by, with respect to the consolidated portions of such statements, an opinion of an independent accounting firm of recognized regional standing selected by the Board (including the approval of at least one of the Investor Directors), together with comparisons to the Company’s annual budget and to the preceding fiscal year;
     (j) Section 5.15(a) (Certain Insurance Coverage) of the Series A Preferred Stock Purchase Agreement shall be amended to read in its entirety as follows:
     (a) The Company shall at all times maintain in full force and effect the key-man life insurance policies on the lives of each of Brian Mayo and William Mayo in an aggregate face amount of not less than $1,000,000 for each such policy, and the Company shall at all times be named as the beneficiary under each such policy; provided, however, that the foregoing requirements may be modified or waived with the approval of the Board (including the approval of at least one of the Investor Directors).

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     (k) Section 7.4(a) (Authorized Capital Stock) of the Series A Preferred Stock Purchase Agreement shall be amended to add subparagraph (iii) thereto as follows:
     (iii) As of the Third Closing and immediately prior to the issuance of any Series B Preferred Stock at the Third Closing, the authorized capital stock of the Company shall consist solely of (1) Thirty Million (30,000,000) shares of Common Stock, of which 1,702,156 shares are issued and outstanding; and (2) Six Million (6,000,000) shares of preferred stock, $.0001 par value per share, of which (A) Nine Hundred Sixty Two Thousand One Hundred One (962,101) shares have been designated Series A Preferred Stock and all of which are issued and outstanding, (B) One Million Eight Hundred Thousand (1,800,000) shares have been designated Series B Preferred Stock of which 1,311,135 are issued and outstanding and (C) One Million Three Hundred Fifty Thousand (1,350,000) shares have been designated as Series C Preferred Stock of which none are issued and outstanding. The Company has reserved for issuance (v) sufficient shares of Common Stock for issuance upon conversion or redemption of all outstanding or authorized Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares, (x) 2,100,000 shares of Common Stock upon exercise of options pursuant to its 2004 Stock Option Incentive Plan, (y) Nine Million (9,000,000) shares of Common Stock upon exercise of the Series B Warrants and (z) Six Million Seven Hundred Fifty Thousand (6,750,000) shares of Common Stock upon exercise of the Series C Warrants. Immediately after the Third Closing, the capitalization of the Company shall be as set forth in the Third Closing Capitalization Schedule attached to Schedule 7.4, which Third Closing Capitalization Schedule and Schedule 7.4 (A) reflects the capitalization of the Company both on an actual shares outstanding basis and on a fully diluted basis assuming conversion of all convertible securities and the exercise of all outstanding options and warrants and all options reserved for future grant under any stock option plans and (B) sets forth (I) each outstanding option, warrant or other right to purchase shares of capital stock of the Company or any of its Subsidiaries and (II) for each such option, warrant or right, the holder thereof, the date of grant, the exercise price and the number of shares subject thereto.
     (l) Section 9.7 (Notices) of the Series A Preferred Stock Purchase Agreement shall be amended to read in its entirety as follows:
     All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (a) when delivered personally, (b) if transmitted by facsimile when confirmation of transmission is received, (c) if sent by registered or certified mail, postage prepaid, return receipt requested, three business days after mailing or (d) if sent by reputable overnight courier service, one business day after delivery to such service; and shall be addressed as follows:

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If to the Company, to:
XStream Systems, Inc.
10305 102nd Terrace
Suite 101
Sebastian, FL 32958
Attention: Chief Executive Officer
Facsimile: (772) 589-4622
with a copy to:
Greenberg Traurig, P.A.
5100 Town Center Circle
Suite 400
Boca Raton, FL 33486
Attention: Bruce C. Rosetto
Facsimile: (561) 367-6225
     If to any Investor, to such Investor’s address as set forth on Appendix II or, in the case of Investors who were Debenture Holders, Appendix III hereto.
     (m) The Series A Preferred Stock Purchase Agreement is hereby further amended to add Appendix I-C in the form attached to this Amendment as Appendix I-C.
     (n) Appendix II to the Series A Preferred Stock Purchase Agreement shall be amended to read in its entirety as set forth on Appendix II to this Amendment.
     (o) The Series A Preferred Stock Purchase Agreement is hereby further amended to add Exhibits A-4, A-5, A-6, I-1, J-1 and M in the respective forms attached to this Amendment as Exhibits A-4, A-5, A-6, I-1, J-1 and M.
     (p) Schedule 7.4 to the Series A Preferred Stock Purchase Agreement is hereby amended to include the Third Closing Capitalization Schedule in the form attached to this Amendment as the “Third Closing Capitalization Schedule.”
     2. Waiver Regarding Delayed Delivery of Financial Statements. Pursuant to the request of the Company and in accordance with Section 9.2 of the Series A Preferred Stock Purchase Agreement, the holders of Preferred Stock and Conversion Common Shares hereby consent to, and waive (i) any Event of Noncompliance resulting from any noncompliance by the Company solely with respect to the provision of Section 5.1(iii) of the Series A Preferred Stock Purchase Agreement by reason of the failure of the Company to deliver the financial statements described therein for the year ended December 31, 2007 on or before June 30, 2008.
     3. Reference to and Effect on Series A Preferred Stock Purchase Agreement; Reaffirmation.
     (a) Upon the effectiveness of this Amendment, each reference in the Series A Preferred Stock Purchase Agreement to “this Agreement,” “hereunder,” “hereof,”

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“herein,” “hereby” or words of like import shall mean and be a reference to the Series A Preferred Stock Purchase Agreement as amended hereby, and each reference to the Series A Preferred Stock Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Series A Preferred Stock Purchase Agreement shall mean and be a reference to the Series A Preferred Stock Purchase Agreement as amended hereby.
     (b) Except as specifically amended hereby, the Series A Preferred Stock Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not constitute a waiver of any provision contained in the Series A Preferred Stock Purchase Agreement, except as specifically set forth herein.
     4. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by and delivered to each of the parties hereto. Delivery of an executed counterpart of a signature page to this Amendment, whether manually executed or a facsimile of a manually executed signature page, shall be as effective as delivery of a manually executed counterpart of this Amendment.
     5. Governing Law. This Amendment and the appendices, exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. In furtherance of the foregoing, the internal law of the State of Florida shall control the interpretation and construction of this Amendment (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.
     6. Transaction Expenses. Irrespective of whether the Third Closing is consummated, the Company shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Amendment and the transactions contemplated hereby. If the Third Closing is consummated, the Company shall pay the reasonable fees and expenses of Sidley Austin LLP, special legal counsel to the Original Series A Investors, and the reasonable fees and expenses of Greenberg Traurig, P.A., counsel to the Company. In addition, the Company shall reimburse the Investors for reasonable legal expenses incurred in connection with any amendment of, or waiver or consent requested under, this Amendment or any Transaction Document, except for waivers, amendments or consents (a) not originally requested by the Company and (b) not involving a change to or modification of any of the Company’s obligations, covenants or agreements hereunder.
     7. Interpretation.
     (a) Capitalized terms used herein without definition shall have the respective definitions assigned to those terms in the Series A Preferred Stock Purchase Agreement.

13

     (b) For purposes of this Amendment, (i) the words “include,” “includes” and “including” mean “including without limitation,” (ii) the word “or” is not exclusive and (iii) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Amendment as a whole.
     (c) Unless the context otherwise requires, references herein to Sections, Exhibits and Schedules mean the Sections of, and the Exhibits and Schedules attached to, this Amendment. Headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Amendment. The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Amendment to the same extent as if they were set forth verbatim herein.
     (d) Each of the parties to this Amendment has had the benefit of counsel in connection with its review and negotiation of this Amendment. Consequently, the parties confirm that this Amendment shall not be construed on the basis of any presumption or rule requiring construction or interpretation against the party drafting an agreement or instrument or causing any agreement or instrument to be drafted.
[signature page follows]

14

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

XSTREAM SYSTEMS, INC.
By:	/s/ Chris Butler
	Name:	Chris Butler
	Title:	CFO

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR:
/s/ Joseph Cornacchia
Name:	Joseph Cornacchia

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR:
/s/ Robert Girling
Name:	Robert Girling

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR:
/s/ Michael W. Haley Revocable Trust
Name:	Michael W. Haley, Trustee

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR:
/s/ Robert E. Kennedy
Name:	Robert E. Kennedy

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR: LOVEJOY FAMILY LIMITED PARTNERSHIP
/s/ Walter R. Lovejoy
Name:	Walter R. Lovejoy, Mgr.

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR: LOWREY FAMILY INVESTMENTS LLC
By:	/s/ JAMES LOWREY
James Lowrey

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR:
/s/ Joseph Melone
Name:	Joseph Melone

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR:
/s/ Anthony Chidoni
Name:	Anthony Chidoni

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR:
/s/ William Wight
Name:	William Wight, Managing Partner
52 River Course Associates LLC

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR:
/s/ Thomas W. Cook 5-20-08
Name:	Thomas W. Cook

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR:
/s/ BRIAN T. MAYO
Name:	Trustee, Mayo Family Revocable Trust
dtd 7/13/00

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR:
/s/ Samuel B. Hayes III
Name:	Samuel B. Hayes III 5.20.08

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

[ILLEGIBLE]

INVESTOR:
/s/ C.B. Rogers, Jr.
Name:	C.B. Rogers, Jr.

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR: GEOFFREY L. STRINGER

By:	/s/ Geoffrey L. Stringer
	Name:	Geoffrey L. Stringer
	Title:	Individually

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

INVESTOR:
/s/ William P. Scully
Name:	William P. Scully

Signature Page to Second Amendment to
Series A Preferred Stock Purchase Agreement dated as of March 14, 2007

APPENDIX I-C
Third Closing Investors and Respective Amounts of Series B Units Being Purchased

		Purchase Price
	Series B Units	for Series B Units
	to be purchased	to be purchased
Investor	at Third Closing	at Third Closing
Third Closing Investors:
Joseph Cornacchia	16,666	49,998
Robert Girling	33,333	99,999
Michael Winder Haley Revocable Trust	33,333	99,999
Robert Kennedy	16,666	49,998
Lovejoy Family Limited Partnership	33,333	99,999
Lowery Family Investments LLC	33,000	99,000
Joseph Melone	16,666	49,998
Anthony Chidoni	16,666	49,998
52 River Course Associates LLC	16,666	49,998
Thomas W. Cook	16,666	49,998
The Mayo Family Revocable Trust	16,666	49,998
Samuel B Hayes III, Revocable Trust	8,333	24,999
C.B. Rogers, Jr.	8,333	24,999
Geoffrey Stringer	8,333	24,999
William Scully	16,666	49,998

SUBTOTAL:	291,326	873,978
Appendix I-C to the
Series A Preferred Stock Purchase Agreement

APPENDIX II
Notice Information for each Investor

	NAME	ADDRESS
1.	James J. Lowrey	REDACTED

2.	Sheridan Investment Group LLC

3.	Robert Kennedy

4.	William Scully

5.	Summit Investors of Vero, Ltd.	REDACTED

6.	William Feldman

7.	Sanford Katz

8.	Anthony Chidoni
Appendix II to the
Series A Preferred Stock Purchase Agreement

	NAME	ADDRESS
9.	Dennis Cummings	REDACTED

10.	Carole and Sonny Delaire

11.	Alvin J. Delaire Jr.

12.	Arthur Mclnerney	REDACTED

13.	Jane Delaire

14.	James Coyne

15.	Joseph Cornacchia

16.	Navarro Family Partners

17.	William Wight	REDACTED
Appendix II to the
Series A Preferred Stock Purchase Agreement

	NAME	ADDRESS
18.	Robert Girling	REDACTED

19.	William Jennings

20.	Arthur Calcagnini

21.	Robert Poden

22.	Philip Odeen

23.	Walter Lovejoy

24.	Earl Segerdahl

25.	Peter Barrett	REDACTED

26.	Michael W. Haley

27.	Joseph Melone

28.	John Edison

29.	James Bernhart	REDACTED
Appendix II to the
Series A Preferred Stock Purchase Agreement

	NAME	ADDRESS
30.	Robert J. Morrissey	REDACTED

31.	Richard Mullany

32.	Sam Hayes

33.	Tom Cook

34.	Michael Paterson

35.	C.B. (Jack) Rogers	REDACTED

36.	Debbie and Scott Bell

37.	Andonia and Nikitas Kleopoulos

38.	Michael E. Catanzaro Jr.

39.	Linda Nelson

40.	Triantafillos Parlapanides

41.	Michael E. Catanzaro Jr.

42.	Andonia and Nikitas Kleopoulos

43.	James Bennett	REDACTED

44.	Steven P Kleopoulos
Appendix II to the
Series A Preferred Stock Purchase Agreement

	NAME	ADDRESS
45.	Dick Fava	REDACTED

46.
Appendix II to the
Series A Preferred Stock Purchase Agreement

APPENDIX III
List of Debenture Holders

	NAME AND ADDRESS OF	AMOUNT OF
	DEBENTURE HOLDER	DEBENTURE

1.	The Mayo Family Revocable Trust, 7/13/00	$200,000
2.	Jack Gruber, IRA	200,000
	REDACTED
3.	Mallie Ireland	100,000
	REDACTED
4.	Samuel B. Hayes, III Revocable Trust, 10/6/88	100,000
	REDACTED
5.	Robert M. Gibb	50,000
	REDACTED
6.	C.B. Rogers, Jr.	50,000
	REDACTED
7.	Judith M. Bracken	50,000
	REDACTED
8.	Robert W. Bracken	50,000
	REDACTED
9.	Amy W. and James David McGee, Jr.	25,000
10.	Paul J. Micciche	25,000
11.	Kathryn M. Dircks and Randy Joel DircKs Living Trust	25,000
	REDACTED
12.	Survivor Trust of the Lightfoot Revocable Trust, 2/22/83	25,000
	REDACTED
13.	John F. Hulseman	200,000
	REDACTED
Appendix III to the
Series A Preferred Stock Purchase Agreement

	NAME AND ADDRESS OF	AMOUNT OF
	DEBENTURE HOLDER	DEBENTURE

14.	Frank J. Lincoln, Jr.	100,000
	REDACTED
15.	R. David Collin Trust, 3/17/99	50,000
	REDACTED
16.	John and Ann Keeley	25,000
	REDACTED
17.	Robert A. Prindiville 2006 Personal Trust	150,000
	REDACTED
18.	Thomas W. Cook	100,000
	REDACTED

	TOTAL	$1,525,000

Appendix III to the
Series A Preferred Stock Purchase Agreement

EXHIBIT A-4
Series A Designations Amendment

EXHIBIT A-4
AMENDMENT TO CERTIFICATE OF DESIGNATION
OF
XStream Systems, Inc.
          XSTREAM SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),
          DOES HEREBY CERTIFY THAT:
          FIRST: The Board of Directors of the Corporation adopted resolutions proposing the following amendment to the Certificate of Designation of XStream Systems, Inc. designating the terms of a series of the Corporation’s preferred stock known as “Series A Redeemable Convertible Preferred Stock”, which was filed with the Delaware Secretary of State on March 14, 2007 and which was amended and restated through the filing of an Amended Certificate of Designation which was filed with the Delaware Secretary of State on December 17, 2007 (as so amended, the “Series A Certificate of Designation”):
     WHEREAS, the Board of the Directors has caused a series of preferred stock of the Corporation to be created, consisting of 962,101 shares and designated as “Series A Redeemable Convertible Preferred Stock,” through the filing of a Certificate of Designation on March 14, 2007, which was subsequently amended and restated through the filing of an Amended Certificate of Designation on December 17, 2007 (as so amended, the “Series A Certificate of Designation”); and
     WHEREAS, the Board desires to amend further the rights and preferences of the Series A Redeemable Convertible Preferred Stock to adjust certain of the conversion provisions thereof as hereinafter provided;
     NOW, THEREFORE, be it:
     RESOLVED, that the Board of Directors of the Corporation hereby declares it advisable that the following amendments be made to the Series A Certificate of Designation:
     1. That Section 7(b)(iii) thereof be amended to read in its entirety as follows:
     (iii) Notwithstanding the foregoing, there shall be no adjustment in the Series A Conversion Price as a result of any issuance or sale (or deemed issuance or sale) of:

     (A) shares of Common issued upon conversion of the Series A Preferred;
     (B) shares of Common issued upon the exercise of Options or other Convertible Securities outstanding as of the First Closing Date;
     (C) securities issued pursuant to a Board-approved (including at least one of the Investor Directors) bona fide acquisition of an entity by merger, purchase of substantially all of the assets or other reorganization;
     (D) shares of Common issued to Catalyst pursuant to the Options granted under the Catalyst Letter Agreements;
     (E) shares of Common or other securities issued as a dividend or distribution on, or in connection with a split of or recapitalization of, any of the capital stock of the Corporation;
     (F) up to an aggregate of 800,000 shares (or such greater or lesser number of shares as may be approved by a majority of the Board (including at least one of the Investor Directors)) of Common reserved for issuance per year pursuant to the Option Plan (subject to adjustment in the event of stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) and shares of Common reserved for issuance pursuant to the Option Plan in lieu of the repayment of certain salary deferrals as approved by a majority of the Board (including at least one of the Investor Directors), which foregoing shares may be subject to Options or restricted stock awards granted under the Option Plan; provided that any Options that expire or terminate unexercised or any restricted stock awards that are repurchased by the Corporation pursuant to the terms of such award shall not be counted toward the maximum number set forth in this subparagraph (F) unless and until such shares are subject to new restricted stock awards (or new Options) pursuant to the terms of the Option Plan;
     (G) shares of Common issued or issuable (including options to acquire such shares of Common) to suppliers or third- party service providers in connection with the provision of goods or services pursuant to transactions in the ordinary course of business and approved by a majority of the Board, including at least one of the Investor Directors;
     (H) shares of Common issued or issuable in connection with bona-fide sponsored research, collaboration, technology

2

license, development, OEM, marketing or other similar agreements or strategic partnerships or joint ventures entered into in the ordinary course of business and approved by a majority of the Board, including at least one of the Investor Directors (and by at least a majority of the shares of Pari Passu Preferred and Conversion Common Shares, voting as a single class on a Common Equivalent Basis, then outstanding, if required pursuant to Section 3(c));
     (I) securities issued in connection with a Qualified IPO; or
     (J) options (covering up to an aggregate of 330,000 shares of Common) issued in substitution for outstanding options;
provided that the aggregate number of shares of Common issued or issuable pursuant to clauses (G) and (H) above shall not exceed 350,000 (or such greater or lesser number of shares as may be approved by a majority of the Board (including at least one of the Investor Directors)) in any twelve-month period;
     2. That the definition of “Catalyst Letter Agreements” in Section 9 thereof be amended to read in its entirety as follows:
     “Catalyst Letter Agreements” means, collectively, (a) that certain letter agreement dated as of May 31,2006 between Catalyst and the Corporation regarding the introduction of prospective suppliers, (b) that certain letter agreement dated as of May 31, 2006 between Catalyst and the Corporation regarding the introduction of prospective customers, (c) that certain Consulting Agreement dated as of May 1, 2007 between Catalyst and the Corporation and (d) such amendments to the foregoing or other agreements between Catalyst and the Corporation as may be approved by a majority of the Board (including at least one of the Investor Directors).
     and that the same be, and hereby are, approved and adopted.
          SECOND: The stockholders of the Corporation, by written consent of the holders of the outstanding stock entitled to vote thereon given pursuant to Section 228 of the General Corporation Law of the State of Delaware, copies of which have been filed with the minutes of the Corporation, adopted the foregoing amendment to the Series A Certificate of Designation.
          THIRD: The foregoing amendment has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

3

          IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its duly authorized officer this                      day of May, 2008.

Name:
Title:
Amendment to Certificate of Designation of XStream Systems, Inc.
Relating to Series A Certificate of Designation

4

EXHIBIT A-5
Series B Designations Amendment

EXHIBIT A-5
AMENDMENT TO CERTIFICATE OF DESIGNATION
OF
XStream Systems, Inc.
          XSTREAM SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),
          DOES HEREBY CERTIFY THAT:
          FIRST: The Board of Directors of the Corporation adopted resolutions proposing the following amendment to the Certificate of Designation of Series B Redeemable Convertible Preferred Stock of XStream Systems, Inc. designating the terms of a series of the Corporation’s preferred stock known as “Series B Redeemable Convertible Preferred Stock”, which was filed with the Delaware Secretary of State on December 17, 2007 (the “Series B Certificate of Designation”):
     WHEREAS, the Board of the Directors caused a series of preferred stock of the Corporation to be created, consisting of 1,450,000 shares and designated as “Series B Redeemable Convertible Preferred Stock,” through the filing of a Certificate of Designation (the “Series B Certificate of Designation”); and
     WHEREAS, the Board desires to amend the rights and preferences of the Series B Redeemable Convertible Preferred Stock to increase the number of shares constituting such series of preferred stock and to adjust certain of the conversion provisions thereof as hereinafter provided;
     NOW, THEREFORE, be it:
     RESOLVED, that the Board of Directors of the Corporation hereby declares it advisable that the following amendments be made to the Series B Certificate of Designation:
     1. That Section 1 thereof be amended to read in its entirety as follows:
     (1) Designation, Par Value and Number. This series of Preferred Stock shall be designated as “Series B Redeemable Convertible Preferred Stock.” The Corporation shall have the authority to issue 1,800,000 shares of the Series B Preferred with a par value of $.0001 per share. In accordance with the terms hereof, each share of Series B Preferred shall have the same relative rights as, and be identical in all respects with, each other share of Series B Preferred.

     2. That Section 7(b)(iii) thereof be amended to read in its entirety as follows:
     (iii) Notwithstanding the foregoing, there shall be no adjustment in the Series B Conversion Price as a result of any issuance or sale (or deemed issuance or sale) of:
     (A) shares of Common issued upon conversion of the Pari Passu Preferred;
     (B) shares of Common issued upon the exercise of the Warrants;
     (C) shares of Common issued upon the exercise of Options or other Convertible Securities outstanding as of the First Closing Date;
     (D) securities issued pursuant to a Board-approved (including at least one of the Investor Directors) bona fide acquisition of an entity by merger, purchase of substantially all of the assets or other reorganization;
     (E) shares of Common issued to Catalyst pursuant to the Options granted under the Catalyst Letter Agreements;
     (F) shares of Common or other securities issued as a dividend or distribution on, or in connection with a split of or recapitalization of, any of the capital stock of the Corporation;
     (G) up to an aggregate of 800,000 shares (or such greater or lesser number of shares as may be approved by a majority of the Board (including at least one of the Investor Directors)) of Common reserved for issuance per year pursuant to the Option Plan (subject to adjustment in the event of stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) and shares of Common reserved for issuance pursuant to the Option Plan in lieu of the repayment of certain salary deferrals as approved by a majority of the Board (including at least one of the Investor Directors), which foregoing shares may be subject to Options or restricted stock awards granted under the Option Plan; provided that any Options that expire or terminate unexercised or any restricted stock awards that are repurchased by the Corporation pursuant to the terms of such award shall not be counted toward the maximum number set forth in this subparagraph (G) unless and until such shares are subject to new restricted stock awards (or new Options) pursuant to the terms of the Option Plan;

2

     (H) shares of Common issued or issuable (including options to acquire such shares of Common) to suppliers or third-party service providers in connection with the provision of goods or services pursuant to transactions in the ordinary course of business and approved by a majority of the Board, including at least one of the Investor Directors;
     (I) shares of Common issued or issuable in connection with bona-fide sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships or joint ventures entered into in the ordinary course of business and approved by a majority of the Board, including at least one of the Investor Directors (and by at least a majority of the shares of Pari Passu Preferred and Conversion Common Shares, voting as a single class on a Common Equivalent Basis, then outstanding, if required pursuant to Section 3(c)):
     (J) securities issued in connection with a Qualified IPO;
     (K) Permitted Issuances; or
     (L) options (covering up to an aggregate of 330,000 shares of Common) issued in substitution for outstanding options;
provided that the aggregate number of shares of Common issued or issuable pursuant to clauses (H) and (I) above shall not exceed 350,000 (or such greater or lesser number of shares as may be approved by a majority of the Board (including at least one of the Investor Directors)) in any twelve-month period;
     3. That the definition of “Catalyst Letter Agreements” in Section 9 thereof be amended to read in its entirety as follows:
     “Catalyst Letter Agreements” means, collectively, (a) that certain letter agreement dated as of May 31, 2006 between Catalyst and the Corporation regarding the introduction of prospective suppliers, (b) that certain letter agreement dated as of May 31, 2006 between Catalyst and the Corporation regarding the introduction of prospective customers, (c) that certain Consulting Agreement dated as of May 1, 2007 between Catalyst and the Corporation and (d) such amendments to the foregoing or other agreements between Catalyst and the Corporation as may be approved by a majority of the Board (including at least one of the Investor Directors).
     and that the same be, and hereby are, approved and adopted.

3

          SECOND: The stockholders of the Corporation, by written consent of the holders of the outstanding stock entitled to vote thereon given pursuant to Section 228 of the General Corporation Law of the State of Delaware, copies of which have been filed with the minutes of the Corporation, adopted the foregoing amendment to the Series B Certificate of Designation.
          THIRD: The foregoing amendment has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

4

          IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its duly authorized officer this                      day of May, 2008.

Name:
Title:
Amendment to Certificate of Designation of XStream Systems, Inc.
Relating to Series B Certificate of Designation

5

EXHIBIT A-6
Series C Designations Amendment

EXHIBIT A-6
AMENDMENT TO CERTIFICATE OF DESIGNATION
OF
XStream Systems, Inc.
          XSTREAM SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),
          DOES HEREBY CERTIFY THAT:
          FIRST: The Board of Directors of the Corporation adopted resolutions proposing the following amendment to the Certificate of Designation of Series C Redeemable Convertible Preferred Stock of XStream Systems, Inc. designating the terms of a series of the Corporation’s preferred stock known as “Series C Redeemable Convertible Preferred Stock”, which was filed with the Delaware Secretary of State on December 17, 2007 (the “Series C Certificate of Designation”):
     WHEREAS, the Board of the Directors caused a series of preferred stock of the Corporation to be created, consisting of 1,000,000 shares and designated as “Series C Redeemable Convertible Preferred Stock,” through the filing of a Certificate of Designation (the “Series C Certificate of Designation”); and
     WHEREAS, the Board desires to amend the rights and preferences of the Series C Redeemable Convertible Preferred Stock to increase the authorized number of shares and to adjust certain of the conversion provisions thereof as hereinafter provided;
     NOW, THEREFORE, be it:
     RESOLVED, that the Board of Directors of the Corporation hereby declares it advisable that the following amendments be made to the Series C Certificate of Designation:
     1. That Section 1 thereof be amended to read in its entirety as follows:
     (1) Designation, Par Value and Number. This series of Preferred Stock shall be designated as “Series C Redeemable Convertible Preferred Stock.” The Corporation shall have the authority to issue 1,350,000 shares of the Series C Preferred with a par value of $.0001 per share. In accordance with the terms hereof, each share of Series C Preferred shall have the same relative rights as, and be identical in all respects with, each other share of Series C Preferred.

     2. That Section 7(b)(iii) thereof be amended to read in its entirety as follows:
     (iii) Notwithstanding the foregoing, there shall be no adjustment in the Series C Conversion Price as a result of any issuance or sale (or deemed issuance or sale) of:
     (A) shares of Common issued upon conversion of the Pari Passu Preferred;
     (B) shares of Common issued upon the exercise of the Warrants;
     (C) shares of Common issued upon the exercise of Options or other Convertible Securities outstanding as of the First Closing Date;
     (D) securities issued pursuant to a Board-approved (including at least one of the Investor Directors) bona fide acquisition of an entity by merger, purchase of substantially all of the assets or other reorganization;
     (E) shares of Common issued to Catalyst pursuant to the Options granted under the Catalyst Letter Agreements;
     (F) shares of Common or other securities issued as a dividend or distribution on, or in connection with a split of or recapitalization of, any of the capital stock of the Corporation;
     (G) up to an aggregate of 800,000 shares (or such greater or lesser number of shares as may be approved by a majority of the Board (including at least one of the Investor Directors)) of Common reserved for issuance per year pursuant to the Option Plan (subject to adjustment in the event of stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) and shares of Common reserved for issuance pursuant to the Option Plan in lieu of the repayment of certain salary deferrals as approved by a majority of the Board (including at least one of the Investor Directors), which foregoing shares may be subject to Options or restricted stock awards granted under the Option Plan; provided that any Options that expire or terminate unexercised or any restricted stock awards that are repurchased by the Corporation pursuant to the terms of such award shall not be counted toward the maximum number set forth in this subparagraph (G) unless and until such shares are subject to new restricted stock awards (or new Options) pursuant to the terms of the Option Plan;

2

     (H) shares of Common issued or issuable (including options to acquire such shares of Common) to suppliers or third-party service providers in connection with the provision of goods or services pursuant to transactions in the ordinary course of business and approved by a majority of the Board, including at least one of the Investor Directors;
     (I) shares of Common issued or issuable in connection with bona-fide sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships or joint ventures entered into in the ordinary course of business and approved by a majority of the Board, including at least one of the Investor Directors (and by at least a majority of the shares of Pari Passu Preferred and Conversion Common Shares, voting as a single class on a Common Equivalent Basis, then outstanding, if required pursuant to Section 3(c));
     (J) securities issued in connection with a Qualified IPO;
     (K) Permitted Issuances; or
     (L) options (covering up to an aggregate of 330,000 shares of Common) issued in substitution for outstanding options;
provided that the aggregate number of shares of Common issued or issuable pursuant to clauses (H) and (I) above shall not exceed 350,000 (or such greater or lesser number of shares as may be approved by a majority of the Board (including at least one of the Investor Directors)) in any twelve-month period;
     3. That the definition of “Catalyst Letter Agreements” in Section 9 thereof be amended to read in its entirety as follows:
     “Catalyst Letter Agreements” means, collectively, (a) that certain letter agreement dated as of May 31, 2006 between Catalyst and the Corporation regarding the introduction of prospective suppliers, (b) that certain letter agreement dated as of May 31, 2006 between Catalyst and the Corporation regarding the introduction of prospective customers, (c) that certain Consulting Agreement dated as of May 1, 2007 between Catalyst and the Corporation and (d) such amendments to the foregoing or other agreements between Catalyst and the Corporation as may be approved by a majority of the Board (including at least one of the Investor Directors).
     and that the same be, and hereby are, approved and adopted.

3

          SECOND: The stockholders of the Corporation, by written consent of the holders of the outstanding stock entitled to vote thereon given pursuant to Section 228 of the General Corporation Law of the State of Delaware, copies of which have been filed with the minutes of the Corporation, adopted the foregoing amendment to the Series C Certificate of Designation.
          THIRD: The foregoing amendment has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

4

          IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its duly authorized officer this         day of May, 2008.

Name:
Title:
Amendment to Certificate of Designation of XStream Systems, Inc.
Relating to Series C Certificate of Designation

5

EXHIBIT I-1
Series B Warrant Amendment

EXHIBIT I-1
AMENDMENT TO SERIES B WARRANT AGREEMENT
          THIS AMENDMENT is entered into as of this 30th day of May, 2008, between XStream Systems, Inc., a Delaware corporation (the “Company”), and the Holders from time to time of the Warrants created under the Series B Warrant Agreement dated as of December 19, 2007 (the “Warrant Agreement”) between the Company and such Holders (such terms, and certain other capitalized terms used herein as defined in the Warrant Agreement, as amended by this Amendment).
          WHEREAS, the Company is party to the Warrant Agreement providing for the issuance from time to time of Warrants designated the Series B Warrants to purchase shares of Common Stock, par value $.0001 per Share of the Company; and
          WHEREAS, the Company and the Holders desire to amend the provisions of the Warrant Agreement in order to provide for an increase in the number of Warrants that may be issued thereunder and to adjust the conversion provisions thereof as hereinafter provided;
          NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:
          1. Amendments. The Warrant Agreement shall be amended as follows:
     (a) Section 1 thereof shall be amended to read in its entirety as follows:
     1. ISSUANCE
     The Company shall issue and deliver a certificate or certificates (the “Warrant Certificates”) evidencing warrants to purchase an aggregate of 9,000,000 shares of Common Stock at the per share exercise price specified in Section 5 (the “Warrants”) on the terms and conditions set forth in this Agreement. Each Warrant Certificate shall be substantially in the form of Exhibit A hereto. Each Warrant Certificate shall be dated the date of issuance. An officer shall sign each Warrant Certificate by manual or facsimile signature. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.
     (b) The definitions of “Catalyst Letter Agreements” and “Series C Warrants” in Section 2 thereof shall be amended to read in their entirety as follows:
     “Catalyst Letter Agreements” means, collectively, (a) that certain letter agreement dated as of May 31, 2006 between Catalyst and the Corporation regarding the introduction of prospective suppliers, (b) that certain letter agreement dated as of May 31, 2006 between Catalyst and the Corporation regarding the introduction of prospective customers, (c) that certain Consulting Agreement dated as of May 1, 2007 between Catalyst and the Corporation and (d) such amendments to the foregoing or other agreements between Catalyst and the Corporation as may be approved by a majority of the Board (including at least one of the Investor Directors).
     “Series C Warrants” means the warrants to purchase Common Stock of the Company issuable pursuant to the Series C Warrant Agreement dated as of December 19, 2007, as amended.
     (c) Section 5.2(b) thereof shall be amended to read in its entirety as follows:
     (b) Notwithstanding the foregoing, there shall be no adjustment in the Exercise Price as a result of any issuance or sale (or deemed issuance or sale) of:
     (i) shares of Common Stock issued upon conversion of the Preferred Stock;
     (ii) shares of Common Stock issued upon the exercise of the Warrants or the Series C Warrants;
     (iii) shares of Common Stock issued upon the exercise of Options or other Convertible Securities outstanding as of March 14, 2007;
     (iv) securities issued pursuant to a Board-approved (including at least one of the Investor Directors) bona fide acquisition of an entity by merger, purchase of substantially all of the assets or other reorganization;
     (v) shares of Common Stock issued to Catalyst Capital Investments LLC, a Delaware limited liability company pursuant to the Options granted under the Catalyst Letter Agreements;
     (vi) shares of Common Stock or other securities issued as a dividend or distribution on, or in connection with a split of or recapitalization of, any of the capital stock of the Company;
     (vii) up to an aggregate of 800,000 shares (or such greater or lesser number of shares as may be approved by a majority of the Board (including at least one of the Investor Directors)) of Common Stock reserved for issuance per year pursuant to the Option Plan (subject to adjustment in the event of stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) and shares of Common Stock reserved for

2

issuance pursuant to the Option Plan in lieu of the repayment of certain salary deferrals as approved by a majority of the Board (including at least one of the Investor Directors), which foregoing shares maybe subject to Options or restricted stock awards granted under the Option Plan; provided that any Options that expire or terminate unexercised or any restricted stock awards that are repurchased by the Company pursuant to the terms of such award shall not be counted toward the maximum number set forth in this subparagraph (vii) unless and until such shares are subject to new restricted stock awards (or new Options) pursuant to the terms of the Option Plan;
     (viii) shares of Common Stock issued or issuable (including options to acquire such shares of Common Stock) to suppliers or third-party service providers in connection with the provision of goods or services pursuant to transactions in the ordinary course of business and approved by a majority of the Board, including at least one of the Investor Directors;
     (ix) shares of Common Stock issued or issuable in connection with bona-fide sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships or joint ventures entered into in the ordinary course of business and approved by a majority of the Board, including at least one of the Investor Directors (and by at least a majority of the shares of Preferred Stock and Conversion Common Shares, voting as a single class on a Common Equivalent Basis, then outstanding, if required pursuant to Section 3(c) of the Preferred Stock Certificates of Designation);
     (x) securities issued in connection with a Qualified IPO;
     (xi) Permitted Issuances; or
     (xii) options (covering up to an aggregate of 330,000 shares of Common) issued in substitution for outstanding options;
provided that the aggregate number of shares of Common issued or issuable pursuant to clauses (viii) and (ix) above shall not exceed 350,000 (or such greater or lesser number of shares as may be approved by a majority of the Board (including at least one of the Investor Directors)) in any twelve-month period.

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          2. Reference to and Effect on Warrant Agreement; Reaffirmation.
     (a) Upon the effectiveness of this Amendment, each reference in the Warrant Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Warrant Agreement as amended hereby, and each reference to the Warrant Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Warrant Agreement shall mean and be a reference to the Warrant Agreement as amended hereby.
     (b) Except as specifically amended hereby, the Warrant Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not constitute a waiver of any provision contained in the Warrant Agreement, except as specifically set forth herein.
          3. Governing Law. In all respects, including all matters of construction, validity and performance, this Amendment and the Warrants and the obligations arising hereunder and thereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida applicable to contracts made and performed in such state, except with respect to the validity of this Amendment and the Warrants, the issuance of Warrant Stock upon exercise of the Warrants and the rights and duties of the Company with respect to registration of transfer, which shall be governed by the laws of the State of Delaware.
          4. Interpretation.
     (a) Capitalized terms used herein without definition shall have the respective definitions assigned to those terms in the Warrant Agreement.
     (b) For purposes of this Amendment, (i) the words “include,” “includes” and “including” mean “including without limitation,” (ii) the word “or” is not exclusive and (iii) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Amendment as a whole.
     (c) Unless the context otherwise requires, references herein to Sections mean the Sections of this Amendment. Headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Amendment.
     (d) Each of the parties to this Amendment has had the benefit of counsel in connection with its review and negotiation of this Amendment. Consequently, the parties confirm that this Amendment shall not be construed on the basis of any presumption or rule requiring construction or interpretation against the party drafting an agreement or instrument or causing any agreement or instrument to be drafted.
[signature page follows]

4

          IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the day and year first above written.

XSTREAM SYSTEMS, INC.
By:
Name:
Title:

Signature Page to Amendment to Series B Warrant Agreement

5

EXHIBIT J-1
Series C Warrant Amendment

6

EXHIBIT J-1
AMENDMENT TO SERIES C WARRANT AGREEMENT
          THIS AMENDMENT is entered into as of this 30th day of May, 2008, between XStream Systems, Inc., a Delaware corporation (the “Company”), and the Holders from time to time of the Warrants created under the Series C Warrant Agreement dated as of December 19, 2007 (the “Warrant Agreement”) between the Company and such Holders (such terms, and certain other capitalized terms used herein as defined in the Warrant Agreement, as amended by this Amendment).
          WHEREAS, the Company is party to the Warrant Agreement providing for the issuance from time to time of Warrants designated the Series C Warrants to purchase shares of Common Stock, par value $.0001 per Share of the Company; and
          WHEREAS, the Company and the Holders desire to amend the provisions of the Warrant Agreement in order to provide for an increase in the number of Warrants that may be issued thereunder and to adjust the conversion provisions thereof as hereinafter provided;
          NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:
          1. Amendments. The Warrant Agreement shall be amended as follows:
     (a) Section 1 thereof shall be amended to read in its entirety as follows:
               1. ISSUANCE
     The Company shall issue and deliver a certificate or certificates (the “Warrant Certificates”) evidencing warrants to purchase an aggregate of 6,750,000 shares of Common Stock at the per share exercise price specified in Section 5 (the “Warrants”) on the terms and conditions set forth in this Agreement. Each Warrant Certificate shall be substantially in the form of Exhibit A hereto. Each Warrant Certificate shall be dated the date of issuance. An officer shall sign each Warrant Certificate by manual or facsimile signature. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.
     (b) The definitions of “Catalyst Letter Agreements” and “Series B Warrants” in Section 2 thereof shall be amended to read in its entirety as follows:
     “Catalyst Letter Agreements” means, collectively, (a) that certain letter agreement dated as of May 31, 2006 between Catalyst and the Corporation regarding the introduction of prospective suppliers, (b) that certain letter agreement dated as of May 31, 2006 between Catalyst and the Corporation regarding the introduction of prospective customers, (c)

that certain Consulting Agreement dated as of May 1, 2007 between Catalyst and the Corporation and (d) such amendments to the foregoing or other agreements between Catalyst and the Corporation as may be approved by a majority of the Board (including at least one of the Investor Directors).
     “Series B Warrants” means the warrants to purchase Common Stock of the Company issuable pursuant to the Series B Warrant Agreement dated as of December 19, 2007, as amended.
     (c) Section 5.2(b) thereof shall be amended to read in its entirety as follows:
     (b) Notwithstanding the foregoing, there shall be no adjustment in the Exercise Price as a result of any issuance or sale (or deemed issuance or sale) of:
     (i) shares of Common Stock issued upon conversion of the Preferred Stock;
     (ii) shares of Common Stock issued upon the exercise of the Warrants or the Series B Warrants;
     (iii) shares of Common Stock issued upon the exercise of Options or other Convertible Securities outstanding as of March 14, 2007;
     (iv) securities issued pursuant to a Board-approved (including at least one of the Investor Directors) bona fide acquisition of an entity by merger, purchase of substantially all of the assets or other reorganization;
     (v) shares of Common Stock issued to Catalyst Capital Investments LLC, a Delaware limited liability company pursuant to the Options granted under the Catalyst Letter Agreements;
     (vi) shares of Common Stock or other securities issued as a dividend or distribution on, or in connection with a split of or recapitalization of, any of the capital stock of the Company;
     (vii) up to an aggregate of 800,000 shares (or such greater or lesser number of shares as may be approved by a majority of the Board (including at least one of the Investor Directors)) of Common Stock reserved for issuance per year pursuant to the Option Plan (subject to adjustment in the event of stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) and shares of Common Stock reserved for issuance pursuant to the Option Plan in lieu of the repayment of

2

certain salary deferrals as approved by a majority of the Board (including at least one of the Investor Directors), which foregoing shares may be subject to Options or restricted stock awards granted under the Option Plan; provided that any Options that expire or terminate unexercised or any restricted stock awards that are repurchased by the Company pursuant to the terms of such award shall not be counted toward the maximum number set forth in this subparagraph (vii) unless and until such shares are subject to new restricted stock awards (or new Options) pursuant to the terms of the Option Plan;
     (viii) shares of Common Stock issued or issuable (including options to acquire such shares of Common Stock) to suppliers or third-party service providers in connection with the provision of goods or services pursuant to transactions in the ordinary course of business and approved by a majority of the Board, including at least one of the Investor Directors;
     (ix) shares of Common Stock issued or issuable in connection with bona-fide sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships or joint ventures entered into in the ordinary course of business and approved by a majority of the Board, including at least one of the Investor Directors (and by at least a majority of the shares of Preferred Stock and Conversion Common Shares, voting as a single class on a Common Equivalent Basis, then outstanding, if required pursuant to Section 3(c) of the Preferred Stock Certificates of Designation);
     (x) securities issued in connection with a Qualified IPO;
     (xi) Permitted Issuances; or
     (xii) options (covering up to an aggregate of 330,000 shares of Common) issued in substitution for outstanding options;
provided that the aggregate number of shares of Common issued or issuable pursuant to clauses (viii) and (ix) above shall not exceed 350,000 (or such greater or lesser number of shares as may be approved by a majority of the Board (including at least one of the Investor Directors)) in any twelve-month period.
2. Reference to and Effect on Warrant Agreement; Reaffirmation.
     (a) Upon the effectiveness of this Amendment, each reference in the Warrant Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,”

3

“hereby” or words of like import shall mean and be a reference to the Warrant Agreement as amended hereby, and each reference to the Warrant Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Warrant Agreement shall mean and be a reference to the Warrant Agreement as amended hereby.
     (b) Except as specifically amended hereby, the Warrant Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not constitute a waiver of any provision contained in the Warrant Agreement, except as specifically set forth herein.
          3. Governing Law. In all respects, including all matters of construction, validity and performance, this Amendment and the Warrants and the obligations arising hereunder and thereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida applicable to contracts made and performed in such state, except with respect to the validity of this Amendment and the Warrants, the issuance of Warrant Stock upon exercise of the Warrants and the rights and duties of the Company with respect to registration of transfer, which shall be governed by the laws of the State of Delaware.
          4. Interpretation.
     (a) Capitalized terms used herein without definition shall have the respective definitions assigned to those terms in the Warrant Agreement.
     (b) For purposes of this Amendment, (i) the words “include,” “includes” and “including” mean “including without limitation,” (ii) the word “or” is not exclusive and (iii) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Amendment as a whole.
     (c) Unless the context otherwise requires, references herein to Sections mean the Sections of this Amendment. Headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Amendment.
     (d) Each of the parties to this Amendment has had the benefit of counsel in connection with its review and negotiation of this Amendment. Consequently, the parties confirm that this Amendment shall not be construed on the basis of any presumption or rule requiring construction or interpretation against the party drafting an agreement or instrument or causing any agreement or instrument to be drafted.
[signature page follows]

4

          IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the day and year first above written.

XSTREAM SYSTEMS, INC.
By:
Name:
Title:

Signature Page to Amendment to Series C Warrant Agreement

5

EXHIBIT K-1
Securityholders Agreement Amendment

EXHIBIT K-1
AMENDMENT TO
AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT
          THIS AMENDMENT is entered into as of this 30th day of May, 2008, between XStream Systems, Inc., a Delaware corporation (the “Company”), and the Securityholders named in the Amended and Restated Securityholders Agreement dated as of December 19, 2007 (the “Securityholders Agreement”) between the Company and such Securityholders (such terms, and certain other capitalized terms used herein as defined in the Securityholders Agreement, as amended by this Amendment).
          WHEREAS, the Company and the Securityholders desire to amend the provisions of the Securityholders Agreement in order to adjust the preemptive rights provision thereof as hereinafter provided;
          NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:
          1. Amendment. Section 5.1 (c) of the Securityholders Agreement shall be amended to read in its entirety as follows:
     (c) Except as set forth in the immediately following sentence, “New Securities” shall mean any shares of capital stock of the Corporation, including Common Stock and preferred stock (including Preferred Stock), whether or not now authorized, and rights, options or warrants to purchase shares of Common Stock or preferred stock (including Preferred Stock) and securities of any type whatsoever that are, or may by their terms become, convertible into or exchangeable for shares of Common Stock or preferred stock. Notwithstanding the foregoing, “New Securities” shall not include the following:
     (i) shares of Common Stock issued upon the conversion of the Preferred Stock;
     (ii) the Warrants or any shares of Common Stock issued upon exercise of the Warrants;
     (iii) shares of Common Stock issued upon the exercise of Options or other Convertible Securities outstanding as of March 14, 2007;
     (iv) securities issued pursuant to a Board-approved (including at least one of the Investor Directors) acquisition of an entity by merger, purchase of substantially all of the assets or other reorganization;
     (v) shares of Common Stock issued to Catalyst pursuant to the Options granted under the Catalyst Letter Agreements;

     (vi) shares of Common Stock issued as a dividend or distribution on, or in connection with a split of or recapitalization of, any of the capital stock of the Corporation;
     (vii) up to an aggregate of 800,000 shares of Common Stock reserved for issuance per year pursuant to the Option Plan (subject to adjustment in the event of stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) and shares of Common Stock reserved for issuance pursuant to the Option Plan in lieu of the repayment of certain salary deferrals as approved by a majority of the Board (including at least one of the Investor Directors), which foregoing shares may be subject to Options or restricted stock awards granted under the Option Plan; provided that any Options that expire or terminate unexercised or any restricted stock awards that are repurchased by the Corporation pursuant to the terms of such award shall not be counted toward the maximum number set forth in this subparagraph (vii) unless and until such shares are subject to new restricted stock awards (or new Options) pursuant to the terms of the Option Plan;
     (viii) shares of Common Stock issued or issuable (including pursuant to Options) to suppliers or third-party service providers in connection with the provision of goods or services pursuant to transactions in the ordinary course of business and approved by a majority of the Board, including a majority of the Investor Directors;
     (ix) shares of Common Stock issued or issuable in connection with bona-fide sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships or joint ventures entered into in the ordinary course of business and approved by a majority of the Board, including a majority of the Investor Directors (and by at least a majority of the shares of Preferred Stock and Conversion Common Shares, voting as a single class on a Fully-Diluted Basis, then outstanding, if required pursuant to the Certificate of Incorporation;
     (x) securities issued in connection with a Qualified IPO;
     (xi) Permitted Issuances; or
     (xii) up to an aggregate of 330,000 shares of Common that may be issued pursuant to options issued in substitution for outstanding options;
provided that the aggregate number of shares of Common Stock issued or issuable pursuant to clauses (viii) and (ix) above shall not exceed 350,000 in any twelve-month period.

2

          2. Reference to and Effect on Securityholders Agreement: Reaffirmation.
     (a) Upon the effectiveness of this Amendment, each reference in the Securityholders Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Securityholders Agreement as amended hereby, and each reference to the Securityholders Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Securityholders Agreement shall mean and be a reference to the Securityholders Agreement as amended hereby.
     (b) Except as specifically amended hereby, the Securityholders Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not constitute a waiver of any provision contained in the Securityholders Agreement, except as specifically set forth herein.
          3. Governing Law. This Agreement shall be governed by the laws of the State of Delaware without regard to the choice of law provisions of such State or any other State.
          4. Interpretation.
     (a) Capitalized terms used herein without definition shall have the respective definitions assigned to those terms in the Securityholders Agreement.
     (b) For purposes of this Amendment, (i) the words “include,” “includes” and “including” mean “including without limitation,” (ii) the word “or” is not exclusive and (iii) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Amendment as a whole.
     (c) Unless the context otherwise requires, references herein to Sections mean the Sections of this Amendment. Headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Amendment.
     (d) Each of the parties to this Amendment has had the benefit of counsel in connection with its review and negotiation of this Amendment. Consequently, the parties confirm that this Amendment shall not be construed on the basis of any presumption or rule requiring construction or interpretation against the party drafting an agreement or instrument or causing any agreement or instrument to be drafted.
[signature page follows]

3

          IN WITNESS WHEREOF, the Company and the Securityholders have caused this Amendment to be executed as of the day and year first above written.

XSTREAM SYSTEMS, INC.
By:
Name:
Title:

Signature Page to Amendment to Amended and Restated Securityholders Agreement

SECURITYHOLDER:

If individual:

Name:

If entity:

Name of entity

By:
Name:
Title:
Signature Page to Amendment to Amended and Restated Securityholders Agreement

EXHIBIT M
Form of Legal Opinion of Greenberg Traurig, P.A.

May 30, 2008
Third Closing Investors
c/o Richard W. Astle, Esq.
Sidley Austin LLP
One South Dearborn Street
Suite 3000
Chicago, Illinois 60603

Re:	Second Amendment to the Series A Preferred Stock Agreement dated as of May 30, 2008 (the “Amendment”), by and between the Third Closing Investors (as defined in the Amendment) (the “Purchasers”) and XStream Systems, Inc.
Ladies and Gentlemen:
     We have acted as special counsel to XStream Systems, Inc., a Delaware corporation, located at 10305 102nd Terrace, Suite 101, Sebastian, FL 32958 (the “Company”) in connection with the transactions contemplated by the Amendment. This opinion is being rendered pursuant to Section 3.2A(e)(xii) of the Amendment. Capitalized terms used herein but not otherwise defined herein have the respective meanings ascribed to such terms in the Amendment.
     In rendering the opinions set forth below, we have relied with your approval, as to factual and other matters that affect our opinions, solely on our examination of executed copies of the documents listed on: (1) Exhibit “A” and identified as the Transaction Documents (the “Transaction Documents”); (2) Exhibit “B” and identified as the Authority Documents (the “Authority Documents”); and (3) Exhibit “C” and identified as the Certificate of the Company.
     We also have examined and, to the extent we have deemed proper, relied upon certain certificates, originals or copies certified to our satisfaction, of public officials and the Company, and such other documents we deemed necessary to make the opinions set forth below. We make no representations as to the sufficiency of our investigation for your purposes except as set forth herein.
     We have assumed and relied, as to matters of fact and mixed questions of law and fact upon the truth and completeness of all factual matters set forth in the certificates of government officials and the officer’s certificate attached hereto and of the representations and warranties of the Company set forth in the Transaction Documents. We have not made or undertaken to make any investigation as to factual matters or as to the accuracy or completeness of any representation, warranty, data or any other information, whether written or oral, that may have
[ILLEGIBLE] 5100 Town Center Circle | Suite 400 | Boca Raton, FL 33486 | Tel 561.955.7600 | Fax 561.338.7099
ALBANY
AMSTERDAM
ATLANTA
BOCA RATON
BOSTON
BRUSSELS*
CHICAGO
DALLAS
DELAWARE
DENVER
FORT LAUDERDALE
HOUSTON
LAS VEGAS
LONDON*
LOS ANGELES
MIAMI
MILAN*
NEW JERSEY
NEW YORK
ORANGE COUNTY
ORLANDO
PHILADELPHIA
PHOENIX
ROME*
SACRAMENTO
SILICON VALLEY
TALLAHASSEE
TAMPA
TOKYO*
TYSONS CORNER
WASHINGTON D.C.
WEST PALM BEACH
ZURICH
*Strategic Alliance
Tokyo-Office/Strategic Alliance

www.gtlaw.com

Third Closing Investors
May 30, 2008

been made by or on behalf of the parties to the Transaction Documents or otherwise, and we assume, in giving this opinion, that none of such information, if any, contains any untrue , statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they are made, not misleading.
     Furthermore, in rendering the opinions below, we have assumed, to the extent relevant to any of our opinions expressed herein, the following matters to be true:
          (a) The execution, delivery and performance of the Transaction Documents by all parties thereto (other than the Company) and the consummation by such parties of the transactions contemplated by the Transaction Documents do not and will not conflict with or violate and will not cause or result in a violation or breach of: (i) any statute, regulation or rule by which any such party is bound or to which any such party is subject, or (ii) any contracts, instruments, agreements, injunctions, orders or decrees by which any such party is bound;
          (b) All factual matters contained in the Transaction Documents are true and correct and are not inconsistent with the opinions set forth in this letter;
          (c) No authorization, approval or consent of, or filing or registration with, any governmental or regulatory body is required by any party to the Transaction Documents (other than the Company) in connection with the execution, delivery or performance, or validity or enforceability of the Transaction Documents;
          (d) There is proper consideration for the Company’s execution of the Transaction Documents;
          (e) The legal capacity of each natural person; the legal existence of all parties to the Transaction Documents (other than the Company); the power and authority of each party to execute, deliver and perform each document executed and delivered and to do each other act done or to be done by such party; and the due authorization, execution and delivery by each party of each document executed and delivered or to be executed and delivered by such party;
          (f) The validity, binding effect and enforceability as to each party, other than the Company, of each Transaction Document executed and delivered or to be executed and delivered and of each other act done or to be done by such party;
          (g) There have been no undisclosed modifications of any provision of any document reviewed by us in connection with the rendering of these opinions and no undisclosed prior waiver of any right or remedy contained in any of the documents;
          (h) The genuineness of each signature, the completeness of each document submitted to us, the authenticity of each document reviewed by us as an original, the conformity
Greenberg Traurig, P.A.

Third Closing Investors
May 30, 2008

to the original of each document reviewed by us as a copy and the authenticity of the original of each document received by us as a copy;
          (i) Each Purchaser has acted in good faith, without notice of adverse claims, and has complied with all laws applicable to it that affect the transaction contemplated by the Transaction Documents;
          (j) The transactions contemplated by the Transaction Documents comply with all tests of good faith, fairness and conscionability required by law;
          (k) Routine procedural matters such as service of process or qualification to do business in the relevant jurisdictions will be satisfied by the parties seeking to enforce any agreements in connection with the transaction;
          (1) No action, discretionary or otherwise, will be taken by or on behalf of a Purchaser or the Company in the future that might result in a violation of any statute, regulation or rule;
          (m) There are no other agreements or understandings among the parties to the Transaction Documents that would modify the terms of the Transaction Documents or the respective rights or obligations of the parties to those documents;
          (n) With respect to the transactions contemplated by the Transaction Documents, there has been no mutual mistake of fact and there exists no fraud or duress; and
          (o) All documents incorporated by reference into, or referred to in the Transaction Documents, which are not themselves Transaction Documents, are enforceable against the parties thereto in accordance with their terms.
     Whenever in this letter our opinion, with respect to the existence or absence of facts, is intended to be based on our knowledge or attention, it is intended to signify that during the course of our representation of the Company, no information has come to the attention of those attorneys in this law firm who have represented the Company in connection with the transactions described in this opinion letter which gave those attorneys actual knowledge of the existence or absence of those facts. Except to the extent expressly set forth in this letter, as noted above, we have not undertaken any independent investigation to determine the existence or absence of any facts material to our opinion, and no inference as to our knowledge of the existence or absence of those facts should be drawn from our representation of the Company.
     Subject to the foregoing and the exclusions, assumptions and qualifications contained below, we are of the opinion that:
Greenberg Traurig, P.A.

Third Closing Investors
May 30, 2008

     1. Based solely on the Good Standing Certificate (as defined in Exhibit “B”), the Company is a corporation, validly existing and in good standing under the laws of the State of Delaware. Based solely on the Authority Certificate (as defined in Exhibit “B”), the Company is qualified as a foreign corporation in the State of Florida.
     2. The Company has all requisite corporate power and authority to execute and deliver the Transaction Documents, and to close the transactions contemplated thereby. All corporate action required to be taken by the Company to authorize the execution and delivery of the Transaction Documents and the closing of the transactions contemplated thereby, have been duly and properly taken.
     3. Each of the Transaction Documents constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.
     4. The execution and delivery of the Transaction Documents by the Company, and the closing of the transactions contemplated thereby do not conflict with, or result in any violation of or default under, or give rise to a right of termination, cancellation or acceleration of any obligation under, (i) any provision of the certificate of incorporation or bylaws of the Company, as amended, or (ii) any statute, regulation or rule of the State of Delaware or the State of Florida, which is applicable in our experience to transactions of the kind contemplated by the Transaction Documents, or, to our knowledge, any injunction, order or decree of any executive, legislative, judicial, administrative or regulatory body of the State of Delaware or the State of Florida (collectively, a “Governmental Authority”) that is binding upon the Company.
     5. The shares of Series B Preferred Stock and the Series B Warrants underlying the Series B Units, when issued in accordance with the provisions of the Amendment and upon receipt of all consideration specified in the Amendment, will be validly issued, fully paid and nonassessable.
     6. The shares of common stock issuable upon exercise of the Series B Warrants, when issued in accordance with the provisions of the Series B Warrant Agreement and upon receipt of all consideration specified in the Series B Warrant Agreement, will be validly issued, fully paid and nonassessable.
The opinions expressed herein are subject in all respects to the following limitations and qualifications:
          (i) We express no opinion whatsoever as to the effect of bankruptcy, reorganization, insolvency, fraudulent conveyance, fraudulent transfer, moratorium and other similar laws or equitable principles affecting creditors’ rights and remedies generally or general principles of equity (including, without limitation, concepts of conscionability, materiality,
Greenberg Traurig, P.A.

Third Closing Investors
May 30, 2008

reasonableness, good faith and fair dealing) on the enforceability of the Transaction Documents regardless of whether considered in a proceeding at law or in equity.
          (ii) This opinion letter is limited to the laws of the States of Delaware and Florida. We give no opinion with respect to any provision specifying that the law of a particular state is to apply, and we assume that the Transaction Documents are governed by the laws of the States of Delaware or Florida.
     Notwithstanding anything in this opinion letter to the contrary, we express no opinion whatsoever regarding the following:
          1. the compliance or noncompliance of any real estate, personal property or business operations of the Company with federal, state or local laws, statutes, ordinances, rules or regulations;
          2. the acceleration of the obligations (or other exercise of rights or remedies) upon the occurrence of a technical or non-material breach or violation;
          3. the availability of equitable remedies, including, without limitation, specific performance, appointment of a receiver and injunctive relief;
          4. the effect of applicable laws and court decisions which may hereafter be enacted, promulgated or made and which may limit or render unenforceable certain rights and remedies under the Transaction Documents;
          5. the validity or enforceability of any indemnity from Company to the extent it would protect an indemnitee from the gross negligence or willful misconduct of such indemnitee, its predecessor in interest or its agent or from any other acts or conduct of the indemnitee to the extent applicable law imposes responsibility or liability on the indemnitee for its acts or conduct;
          6. as to the validity, enforceability or effectiveness of the following contractual provisions to the extent included in the Transaction Documents: (a) provisions which authorize self-help, (b) provisions which purport to establish evidentiary standards, (c) provisions which purport to render ineffective any waiver or modification not in writing, (d) provisions related to the waiver of rights or remedies (including, without limitation, waivers of notices and hearing, waivers of defenses, waivers of jury trials, waivers of rights of marshaling, waivers of exemptions and stays of execution, waivers of statutes of limitations and waivers of duties which may be imposed upon a Purchaser) or the delay or omission of enforcement thereof, (e) provisions purporting to waive any objection to the laying of venue or any claim that an action or proceeding has been brought in an inconvenient forum, (f) agreements by the Company to submit to the jurisdiction of a particular court or appoint an agent for the acceptance of service of process, (g) provisions which permit any purchaser of a participation interest to setoff or apply
Greenberg Traurig, P.A.

Third Closing Investors
May 30, 2008

any deposit, property or indebtedness with respect to any participation interest, (h) the effect of the law of any jurisdiction (other than the States of Delaware and Florida) wherein a Purchaser may be located or wherein the enforcement of any Transaction Document may be sought, (i) provisions stating that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies, (j) disclaimers, (k) indemnification and contribution provisions, (l) releases of claims, (m) liability limitations, (n) liquidated damages which do not bear a sufficient relationship to actual damages and could be determined to constitute a penalty, (o) choice of law provisions, (p) provisions appointing the Purchasers as attorney-in-fact for the Company, (q) provisions imposing penalties forfeitures, legal costs, late payment charges or an increase in interest rate upon delinquency in payment (except for such legal fees, late payment charges or default interest rate provisions permissible under Delaware law) or the occurrence of a default, or increasing the Company’ obligations based upon capital adequacy requirements, (r) provisions allowing the institution of judicial or nonjudicial proceedings or the exercise of any other rights, without notice to the person or entity against whom enforcement is sought, (s) provisions implying that a person or entity may act in any manner that is not commercially reasonable where discretion is reserved, (t) provisions relating to the waiver of subrogation rights, (u) provisions relating to payment of costs of indemnity, court costs, attorneys’ fees and expenses which may be chargeable or recoverable in any judicial proceedings in excess of those which are actually incurred and would be reasonable, or relating to interest or interest rates after judgment is obtained in excess of the maximum rate permitted by applicable law, (v) provisions purporting to deny a Purchaser’s responsibility or insulate a Purchaser from liability for environmental conditions or activities or breaches of environmental laws, rules or regulations to the extent such responsibility or obligation may be imposed upon the Purchasers under applicable law, (w) provisions which may be limited by the application of constitutional or public policy principles, standards of unconscionability, or requirements of commercial reasonableness and good faith; or (q) rights which purport to grant a private right of sale in lieu of judicial foreclosure or waive the Company’ right of redemption;
          7. the compliance with, or any governmental or regulatory filing, approval, authorization, license or consent required by or under any (a) federal or state environmental law, (b) federal or state antitrust law, (c) federal or state securities law, (d) federal or state taxation law, (e) federal or state worker health or safety, zoning or permitting or land use matter, (f) federal or state patent, trademark or copyright law (including, but not limited to, any filings and registrations of any patent, trademark or copyright with any governmental authority), or (g) federal or state labor or employment law (including, but not limited to, pension and employee benefit law, rule or regulation); or
          8. the availability of specific performance, appointment of a receiver, injunctive relief or other equitable remedies with respect to any of the covenants or remedies set forth in the Transaction Documents.
Greenberg Traurig, P.A.

Third Closing Investors
May 30, 2008

     The opinions expressed in this opinion letter are given solely for the benefit of Purchasers, and its successors, in connection with the transactions contemplated by the Transaction Documents. The opinions expressed in this opinion letter may not be relied upon, in whole or in part, by the Purchasers, or its successors, for any other purpose or relied upon by any other person or entity for any purpose, in each case, without the prior written consent of a partner of this firm.
     We give only the opinions that are set forth herein and no opinions should be implied. The opinions expressed in this opinion letter are rendered as of the date hereof. We express no opinion as to circumstances or events that may occur subsequent to such date. We disclaim any obligation to advise you of any changes that thereafter may be brought to our attention.

Very truly yours
/s/ Greenberg Traurig, P.A.
GREENBERG TRAURIG, P.A.

Greenberg Traurig, P.A.

EXHIBIT “A”
TRANSACTION DOCUMENTS
     1. Second Amendment to the Series A Preferred Stock Purchase Agreement dated as of May 30, 2008 by and between the Company and the Purchasers.
     2. Amendment to Series B Warrant Agreement, dated May 30, 2008 of the Company
     3. Amendment to Series C Warrant Agreement dated May 30, 2008 of the Company
     4. Amendment to Amended and Restated Securityholders Agreement dated May 30, 2008
Greenberg Traurig, P.A.

EXHIBIT “B”
AUTHORITY DOCUMENTS
     1. Certified copy from the Secretary of State of the State of Delaware of the Certificate of Incorporation of XStream Systems, Inc. dated as of May 28, 2008.
     2. Certified copy from the Secretary of State of the State of Delaware of the Certificate of Amendment to Certificate of Designation of Series A Redeemable Convertible Preferred Stock of the Company dated as of May 28, 2008.
     3. Certified copy from the Secretary of State of the State of Delaware of the Certificate of Amendment to Certificate of Designation of Series B Redeemable Convertible Preferred Stock of the Company dated as of May 28, 2008.
     4. Certified copy from the Secretary of State of the State of Delaware of the Certificate of Amendment to Certificate of Designation of Series C Redeemable Convertible Preferred Stock of the Company dated as of May 28, 2008.
     5. Good standing certificate for XStream Systems, Inc. issued by the Secretary of State of State of Delaware dated May 28, 2008 (the “Good Standing Certificate”).
     6. Active Status certificate for XStream Systems, Inc. issued by the State of Florida dated May 30, 2008 (the “Authority Certificate”).
Greenberg Traurig. P.A.

CERTIFICATE
May 29, 2008
The undersigned hereby certifies to Greenberg Traurig, P.A. that:
     1. We are familiar with all of the terms and provisions of the Transaction Documents (as defined in the opinion to which this Certificate is attached) and the other documents executed and delivered in connection therewith. All capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed to them in the Transaction Documents and in the opinion to which this Certificate is attached.
     2. As to the matters set forth below, the undersigned either have personal knowledge or have obtained information from officers and employees of the Company, in whom the undersigned have confidence and whose duties require them to have personal knowledge hereof.
     3. The representations and warranties contained in the Transaction Documents made by the Company are true and correct on and as of the date hereof and you may rely on such representations and warranties as if they were made directly to you.
     4. The Company has paid all taxes and fees required to be paid to and have made all filings required to be filed with the Secretary of State of the States of Delaware and Florida. No action has been taken to discontinue the business of, or to dissolve, any of the Company.
     5. The Transaction Documents have been executed by properly elected, qualified and acting officers of the Company.
     6. The Company has provided Greenberg Traurig, P.A. true, correct and complete copies of the agreements and other instruments listed on Exhibit A and Exhibit B to the opinion to which this Certificate is attached. All such agreements and instruments in the form submitted to Greenberg Traurig, P.A. are in full force and effect as of the date hereof, and no such agreement or instrument has been repealed or (except as disclosed to Greenberg Traurig, P.A.) amended.
     7. There are no injunctions, orders or decrees of any Governmental Authority binding upon the Company.
     8. There is no action, suit, proceeding or investigation pending or, to our knowledge, threatened against the Company that prevent the right of the Company to enter into the Transaction Documents, or to consummate the transactions contemplated thereby.
     9. The undersigned has read and is familiar with the opinion (in the form to which this Certificate is attached) to be rendered by Greenberg Traurig, P.A. in connection with the Transaction Documents. The undersigned believes that the factual assumptions identified in the opinion are true and accurate. There are no additional facts that are not stated in the opinion which would materially affect the validity of the assumptions and conclusions set forth in the opinion or upon which the opinion is based. The undersigned is executing this Certificate to induce Greenberg Traurig, P.A. to render that opinion and understands that Greenberg Traurig, P.A. will rely upon the foregoing as well as other certificates and documents in rendering that opinion. The undersigned knows of no reason why the opinion should not be issued.
[Signature Page Follows]

XSTREAM SYSTEMS, INC.
By:	/s/ Thomas W. Cook
	Name:	Thomas W. Cook
	Title:	Chairman & CEO

[Signature Page to Backup Certificate to Greenberg Traurig Opinion]